SUP-0119-0148-0620

SANFORD C. BERNSTEIN FUND, INC.

-International Portfolio

-Tax-Managed International Portfolio

Each of the funds listed above is hereinafter referred to as a “Portfolio,” and together, the “Portfolios.”

Supplement dated June 22, 2020, as applicable, to the Prospectuses and Summary Prospectuses dated January 28, 2020 for each of: (i) International Portfolio, and (ii) Tax-Managed International Portfolio (together, the “Prospectuses”).

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Effective July 1, 2020, the following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectuses for the Portfolios:

PORTFOLIO MANAGERS:

The following table lists the persons responsible for day-to-day management of the Portfolio:

Employee	Length of Service	Title
Kent W. Hargis	Since 2013	Senior Vice President of the Manager

Avi Lavi	Since 2016	Senior Vice President of the Manager

Mark Phelps	Since 2017	Senior Vice President of the Manager

Daniel C. Roarty	Since 2017	Senior Vice President of the Manager

Nelson Yu	Since 2017	Senior Vice President of the Manager

Effective July 1, 2020, the following replaces certain information under the heading “Management of the Portfolios — Portfolio Managers” in the Prospectuses for the Portfolios:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Kent W. Hargis; since 2013; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2015. He is also Co-Chief Investment Officer — Strategic Core Equities since 2018.

Avi Lavi; since 2016; Senior Vice President of the Manager

Senior Vice President of the Manager, with which he has been associated in a similar capacity to his current position since prior to 2015. He is also Chief Investment Officer of Global and International Value Equities.

Mark Phelps; since 2017; Senior Vice President of the Manager	Senior Vice President and Chief Investment Officer of Concentrated Global Growth of the Manager, with which he has been associated in a similar capacity since prior to 2015.

Daniel C. Roarty; since 2017; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated in a similar capacity since prior to 2015, and Chief Investment Officer of Thematic and Sustainable Equities.

Nelson Yu; since 2017; Senior Vice President of the Manager	Senior Vice President of the Manager, with which he has been associated since prior to 2015, Head of Blend Strategies since 2017 and Head of Quantitative Research for Equities since prior to 2015.

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Each Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus(es) for future reference.

The [A/B] Logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0119-0148-0620

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